SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55809	82-1873116
(State or other jurisdiction of incorporation)	Commission file number	(IRS employer identification number)

400 1ST AVE N., STE. 100 MINNEAPOLIS MN	55401
(Address of Principal Executive Offices)	(ZiP Code)

Registrant’s Telephone Number, Including Area Code: (833)991-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock	N/A	N/A

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Form 8-K

Current Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Thomas Spruce as Chief Financial Officer

On November 16, 2022, Mr. Thomas Spruce resigned from the office of Chief Financial Officer of the Company. Mr. Spruce’s decision to step down as Chief Financial Officer was not related to any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Spruce remain providing services to the Company as its President, Chief Executive Officer, Chief Operations Officer, Secretary, and a member of the Company’s board of directors.

Appointment of Jim Kellogg as Chief Financial Officer

Effective as of November 16, 2022, Jim Kellogg was appointed as the Company’s Chief Financial Officer. Mr. Kellogg is [--] years old.

Biography of Jim Kellogg

Since its inception in January of 2005, Mr. Kellogg has served as the principal of J. Kellogg & Company, Inc., a business and tax consultant for business entities with annual gross sales of up to $10,000,000. Mr. Kellogg has provided legal support to clients’ business valuations, business interruption and divorce property valuations. He personally interviews, prepares and reviews approximately 1,000 personal, business, and fiduciary tax returns on an annual basis. Mr. Kellogg has been working as a professional tax adviser since 1983. Mr. Kellogg obtained his JD from the Western State University College of Law in Fullerton, California, with an emphasis on taxation in 1995, and was certified as a financial planner by the College for Financial Planning in Denver, Colorado in 1990.

Material Terms of Mr. Kellogg’s Employment Agreement

The initial term Mr. Kellogg’s employment agreement with the Company expires on November 15, 2023, and is subject to renewal for successive six-months periods. If Mr. Kellogg terminates his employment with the Company for good reason, or is terminated by the Company without cause, during the three months prior to the execution and delivery of a definitive agreement evidencing a change of control of the Company and through to 24-months following the closing of such change of control, then Mr. Kellogg will be entitled to vesting of 100% of any unvested stock option or award granted to him by the Company. Mr. Kellogg’s agreement includes standard confidentiality, non-interference and non-competition provisions.

Mr. Kellogg will be entitled to receive the following compensation from the Company: (i) a base salary equivalent to $1.00 per year, for the first year of his employment term; (ii) an annual bonus, if the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) exceeds the forecasted EBITDA approved by the Company’s board of directors at the beginning of such year; and (iii) options to purchase 300,000 restricted shares of the Company’s common stock, at the commencement of his initial term of services, for an exercise price $0.10 per share, vesting in installments of 25% each upon completion of each 3 months of continuous service; and 150,000 options to purchase restricted shares of the Company’s common stock, at the commencement of his first renewal term of service. Mr. Kellogg will be entitled to the reimbursement of reasonable, documented expenses.

Related Party Transactions between Jim Kellogg and the Company

None.

Relationships between the Mr. Kellogg and other Officers and Directors of the Company

None.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 20, 2022, the Company’s board of directors adopted and approved the Company’s First Amended and Restated By-laws (the “By-Laws”).

On and after the effective date of the By-laws, the annual meeting of the Company’s stockholder, shall be held annually on a date and at a time, and via a format (in person, conference call, video conference etc.) designated by the board of directors and stated in a notice of the meeting. Prior to the amendment, the annual meeting was held on the third Thursday of May of each calendar year at 10:30 am. Pursuant to the new By-laws, notice of the meeting may now be served to stockholders by electronic transmission, upon receipt of confirmation.

Notice for special meetings of the Company’s board of directors may now be given with no less than 24 hours by email or text, in addition to notice in person, by letter or telephone call.

The Company’s officers, pursuant to the By-laws will be comprised of a chief executive officer, a president, a chief operating officer, a chief financial officer, a secretary, a treasurer, a controller, and/or such other officers as may from time to time be elected or appointed by the board of directors. Consequently, new descriptions for the offices of chief operations officer and chief financial officer have been included to the By-laws under Sections 4.7 and 4.8, respectively.

Article XI of the By-laws, titled “Indemnification” has been amended in its entirety, to read as follows: “The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 11.1., a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.”

There have been no further amendments to the Company’s By-laws. A copy of the By-laws is attached as an Exhibit to this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

Exhibit Number	Description
99.1	Jim Kellogg’s Employment Agreement
99.2	Jim Kellogg’s Stock Option Grant and Stock Option Agreement
99.3	First Amended and Restated By-Laws of Electronic Servitor Publication Network Inc.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2022	ELECTRONIC SERVITOR PUBLICATION NETWORK INC.
By: /s/ Thomas Spruce
Name: Thomas Spruce
Title: President